UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2023

Bite Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40055	85-3307316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West Street, No. 28F New York, New York (Address of principal executive offices)	10004 (Zip Code)

(212) 608-2923 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	BITE.U	NYSE American LLC

Common stock, par value $0.0001 per share	BITE	NYSE American LLC

Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	BITE WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 31, 2023, Mr. Axel Molet Warschawski resigned as the Chief Financial Officer of Bite Acquisition Corp. (the “Company”), and effective as of February 13, 2023, the board of directors of the Company (the “Board”) appointed Mr. Jose Luis Guerrero Cortes to serve as the Chief Financial Officer of the Company, to fill the vacancy created by Mr. Molet Warschawski’s resignation.

Mr. Jose Luis Guerrero Cortes has over 15 years of experience as an executive. Mr. Guerrero has been serving as Chief Executive Officer of PMCE, an education platform that acquired and operates a chain of preschool and day care centers in Mexico City, since July 2019. Mr. Guerrero has been the Manager Partner of Gueca Capital (a Search Fund) since March 2017. From January 2016 to March 2017, Mr. Guerrero was Chief Executive Officer of Operadora de Vias Terrestres, one of the main highway concessionaires in Mexico. He has also served as Chief Financial Officer of Grupo Aeroportuario del Centro Norte, S. A. B. de C. V.  (NASDAQ: OMAB), a holding company whose subsidiaries are engaged in the administration, operation and use of 13 airports under a concession granted by the Mexican Government. Previously, Mr. Guerrero worked as a summer associate at Goldman Sachs in the debt capital markets and derivatives groups, served as a financial analyst at Empresas ICA and as an assistant brand manager at Procter & Gamble. Mr. Guerrero holds an undergraduate degree in chemical engineering from the Universidad Iberoamericana, a diploma in finance from Instituto Tecnológico y de Estudios Superiores de Monterrey, and an MBA from the Harvard Business School.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITE Acquisition Corp.

By:	/s/ Alberto Ardura González
Name: Alberto Ardura González
Title: Chief Executive Officer and Chairman of the Board

Date: February 14, 2023